General	6 Months Ended
Jun. 30, 2022
General [Abstract]
GENERAL

NOTE 1: GENERAL

a.	BiondVax Pharmaceuticals Ltd. ("the Company") is focused on developing and ultimately commercializing products for prevention and treatment of infectious diseases and related illnesses. The Company was incorporated on July 21, 2003 in Israel, and started its activity on March 31, 2005. The Company's principal executive offices and main laboratory are located at Jerusalem BioPark, 2nd floor, Hadassah Ein Kerem Campus, Jerusalem, Israel, next to Hadassah University Hospitals and Hebrew University’s Medical School.

b.	On May 15, 2015, the Company completed a public offering of securities in the United States.

c.	On March 28, 2017, the Company received an approval from the Investment Center of the Ministry of Economy and Industry of the State of Israel, for a grant (the “Grant") representing 20% of a NIS 20,000 budget to be utilized towards the construction of a factory for the production of Phase 3 and commercial batches of M-001, the Company's former influenza vaccine candidate. The receipt of the Grant was subject to certain terms and conditions, including those outlined under the Israeli Encouragement of Capital Investment Law, 1959. The terms and conditions included, inter alia, the following: (a) at least 24% of the investments in the planned manufacturing facility's fixed assets would be financed by additional share capital; (b) the Company would maintain its intellectual property and manufacturing facility in Israel for a period of at least 10 years.

Following the failure of M-001 in Phase 3 clinical trials, BiondVax reapplied for disbursement of the Grant in light of its new agreements with Max Planck Institute for Multidisciplinary Sciences in Göttingen together with University Medical Center Göttingen. In July 2022, the Investment Center of the Ministry of Economy and Industry informed the Company that (i) the disbursement was not approved, due to the early stage of the Company’s NanoAb program and (ii) the Company may reapply for disbursement in March 2023, conditioned on the Company demonstrating meeting certain milestones related to the development of its NanoAb program. The Company intends to appeal the decision.

d.	On October 23, 2020, the Company announced Phase 3 clinical trial results of its M-001 universal vaccine product. The results did not demonstrate a statistically significant difference between the vaccinated group and the placebo group in reduction of flu illness and severity. Therefore, the study failed to meet both the primary and secondary efficacy endpoints. However, the study’s primary safety endpoint was met.

e.	On December 22, 2021, the Company signed definitive agreements with the Max Planck Society (“MPG”), the parent organization of the Max Planck Institute for Biophysical Chemistry, and the University Medical Center Göttingen (“UMG”), both in Germany, to enter into a strategic collaboration for the development and commercialization of innovative Covid-19 NanoAbs, effective from January 1, 2022. The agreements provide for an upfront payment, development and sales milestones and royalties based on sales and sharing of sublicense revenues.

In accordance with the agreements, the Company issued 150,000 ADSs at no cost to MPG as an upfront payment for the license. The ADS are restricted for a period of three years. The company evaluated the fair value of the license at $153. The fair value was calculated by an independent valuation, at a discount rate of 31% under the following principles:

Stock price	1.48
Variance	150%
Risk free interest	1%

On March 23, 2022, the Company executed an additional research collaboration agreement with MPG and UMG covering development and commercialization of NanoAbs for several other disease indications with large market sizes that leverage their unique binding affinity, stability at high temperatures, and potential for more effective and convenient routes of administration. These targets are the basis for validated and currently marketed monoclonal antibodies, including for conditions such as psoriasis, asthma, macular degeneration, and psoriatic arthritis.

f.	On March 23, 2022, the Company granted 170,132 RSUs to officers and employees. The fair value of the grants was NIS 753,084 ($233,081) and the RSUs vest in three years.

g.	On May 31, 2022, the Company granted 15,500 RSUs to employees. The fair value of the grants was NIS 69,330 ($20,770) and the RSUs vest in three years.

h.	In the six months ended June 30, 2022, the Company incurred a loss of NIS 22,268 (6,362) and negative cash flows from operating activities of NIS 14,802 ($4,229), and it had an accumulated deficit of NIS 387,039 ($110,583) as of that date.

In the future, the Company may raise additional capital from external sources in order to continue the longer-term efforts contemplated under its business plan. The Company expects to continue incurring losses for the foreseeable future and may need to raise additional capital to pursue its product development initiatives, to penetrate markets for the sale of our Company product candidates and continue operations as presently maintained. The Company cannot provide any assurance that it will raise additional capital. Management believes that the Company has access to capital resources through possible public or private equity offerings, debt financings, corporate collaborations or other means; however, the Company has not secured any commitment for new financing at this time, nor can the Company provide any assurance that new financing will be available on commercially acceptable terms, if at all. If the Company is unable to secure additional capital, it may be required to curtail its research and development initiatives and take additional measures to reduce costs in order to conserve cash in amounts sufficient to sustain operations and meet its obligations. These measures could cause significant delays in the Company’s efforts to commercialize its products, which is critical to the realization of the Company’s business plan and its future operations.

The Company’s management and Board of Directors are of the opinion that its current financial resources will be sufficient to continue the development of the Company’s products for at least the next twelve months.